                                                                Exhibit 10.1


              AMENDMENT NO. 4 TO FINANCING AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 4 TO FINANCING AGREEMENT AND WAIVER, dated as of March 17, 2006 (this "Amendment"), by and among Solutia Inc., as a debtor
                      ---------
and debtor-in-possession, a Delaware corporation (the "Parent"), and Solutia
                                                       ------
Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, ("Solutia Business" and together with the Parent, each a
               ----------------
"Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent
 --------                         ---------
listed as a "Guarantor" on the signature pages hereto, each as a debtor and debtor-in-possession (each a "Guarantor" and collectively, the
                              ---------
"Guarantors"), the lenders from time to time party hereto (each a "Lender"
 ----------                                                        ------
and collectively, the "Lenders"), the issuers from time to time party hereto
                       -------
(each an "Issuer" and collectively, the "Issuers"), Citicorp USA, Inc.
          ------                         -------
("CUSA"), as collateral agent for the Lenders (in such capacity, the
  ----
"Collateral Agent"), CUSA, as administrative agent for the Lenders (in such
 ----------------
capacity, the "Administrative Agent"), and CUSA and Wells Fargo Foothill,
               --------------------
LLC, as co-documentation agents for the Lenders, (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the
 -------------------
Administrative Agent, each an "Agent" and collectively, the "Agents").
                               -----                         ------

                                  RECITALS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, and the Agents have heretofore entered into that certain Financing Agreement, dated as of January 16, 2004, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated as of March 1, 2004, that certain Amendment No. 2 to Financing Agreement and Waiver (the "Second Amendment"), dated as of July 20, 2004, and that certain Amendment
 ----------------
No. 3 to Financing Agreement and Waiver, dated as of June 1, 2005 (the "Third Amendment") (as so amended, the "Financing Agreement");
 ---------------                        -------------------

         WHEREAS, the Financing Agreement consists of (a) a multiple draw Term Loan A in the aggregate principal amount of $50,000,000 which loan was available to be drawn from time to time following the Facility Effective Date and was drawn in full prior to the date hereof, (b) a single draw Term Loan B in the aggregate principal amount of $300,000,000 which loan was drawn in full on the Facility Effective Date, and (c) a revolving credit facility in an aggregate principal amount not to exceed $175,000,000 at any time outstanding, which revolving credit facility includes a letter of credit subfacility for the issuance of letters of credit;

         WHEREAS, (i) the Borrowers and the Guarantors have asked (a) the Lenders to make additional post-petition loans and advances to the Borrowers consisting of an additional single draw Term Loan B in the aggregate principal amount of $300,000,000 which loan shall be drawn in full on the Fourth Amendment Effective Date (as defined herein), (b) the existing Term Loan A Lenders to convert the Term Loan A Loans to Term Loan B Loans, and
(c) the Lenders to amend the Financing Agreement in certain other respects, as hereinafter provided, and (ii) the New Term Loan B Lenders (as defined in
Section 2.01, below) have severally, and not jointly, agreed to extend the
------------
New Term B Loans, the Term Loan A Lenders have agreed to convert their Term
Loan A

Loans to Term Loan B Loans and the Lenders have agreed to make such other amendments subject to the terms and conditions hereinafter set forth;

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers and the Agents now desire to amend the Financing Agreement in certain respects, as hereinafter provided; and

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

                  Section 1.01 Definitions. Unless otherwise defined or the
                               -----------
         context otherwise requires, terms for which meanings are provided in the Financing Agreement shall have such meanings when used in this Amendment.

                                 ARTICLE II

                                 AMENDMENTS

                  Section 2.01 Amendments to Section 1.01 of the Financing
                               -------------------------------------------
         Agreement.
         ---------


                  (a) Section 1.01 of the Financing Agreement is hereby amended by deleting the words "and $25,000,000 for the period commencing January 1, 2006, and ending upon the scheduled Final Maturity Date," appearing in clause (c)(ii) of the definition of "Consolidated Net Income" and inserting in lieu thereof the words "$55,000,000 in 2006, and $20,000,000 for the period commencing January 1, 2007, and ending upon the scheduled Final Maturity Date,".

                  (b) Section 1.01 of the Financing Agreement is hereby amended by inserting at the end of the definition of "Extraordinary Receipts" the following text:

         "; and provided, further, that 'Extraordinary Receipts' shall not
                --------  -------
         include distributions or dividends received by any Loan Party or Subsidiary in the ordinary course of business (other than distributions and dividends of the proceeds of or amounts otherwise received in connection with the sale of all or any material portion of the assets of the entity paying the dividend or distribution)".

                  (c) Section 1.01 of the Financing Agreement is hereby amended by deleting the text "June 19, 2006," appearing in the definition of "Final Maturity Date" and inserting in lieu thereof the text "March 31, 2007,".

                  (d) Section 1.01 of the Financing Agreement is hereby amended by inserting the text "each of the Supplemental Bankruptcy Court Orders," immediately following the text "Bankruptcy Court Orders" appearing in the definition of "Loan Documents".

                  (e) Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (k) of the definition of "Permitted Indebtedness", (ii) deleting the "." at the end of clause (l) of such definition and inserting in lieu thereof the text "; and", and (iii) adding the following text at the end of such definition:

         "(m) Indebtedness incurred solely for the purpose of refinancing the Euro Notes; provided, that such refinancing (i) shall not have
                         --------
         a shorter weighted average life or earlier maturity date than the Euro Notes, (ii) shall not have a higher interest rate than the Euro Notes, (iii) shall not be secured by a Lien on any asset of any Loan Party other than assets currently securing the Euro Notes and (iv) shall otherwise be on terms and conditions that, when taken as a whole, are at least as favorable to, and no more restrictive upon, Parent and its Subsidiaries as the Euro Notes; and

         "(n) Indebtedness of any direct or indirect Foreign Subsidiary to any Loan Party incurred with respect to the China Expansion in an aggregate principal amount outstanding at any time not exceeding (when combined with equity investments made in reliance on Section
                                                                    -------
         8.02(e)(xvii)) $25,000,000; provided, that the incurrence of any
         --------------              --------
         such Indebtedness shall be subject to applicable approvals of the Bankruptcy Court; and provided, further, that, after giving effect
                               --------  -------
         thereto, Availability shall be greater than or equal to $50,000,000."

                  (f) Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the word "and" at the end of clause (m) of the definition of "Permitted Liens", (ii) deleting the "." at the end of clause
(n) of such definition and inserting in lieu thereof the text "; and", and
(iii) adding the following text at the end of such definition:

         "(o) Liens on the Maryville Property to secure obligations incurred in connection with the Maryville Restructuring; and

         "(p) Liens in favor of the PBGC that are (A) junior to the liens and claims of the of the Collateral Agent for the benefit of the Agents and the Lenders and "silent" through the Final Maturity Date, and (B) junior to the liens securing the Borrowers' exit financing facility and "silent" through the term of such facility, in each case pursuant to an intercreditor agreement on terms satisfactory to the Administrative Agent (or, in the case of the exit financing facility, on terms satisfactory to the administrative agent under such facility)."

                  (g) Section 1.01 of the Financing Agreement is hereby amended by deleting the phrase "clauses (b), (c), (i), and (j)" appearing in the definition of "Permitted Priority Liens" and inserting in lieu thereof the phrase "clauses (b), (c), (i), (j), and (p)".

                  (h) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Required Term A/B Lenders" in its entirety as follows:

         "'Required Term A/B Lenders' means (x) prior to the Fourth
           -------------------------
         Amendment Effective Date, (i) the Term Loan A Lenders whose Pro Rata Share (as defined under clause (b) of such definition) of the Term Loan A Commitments aggregate at least 51% and (ii) the Term Loan B Lenders whose Pro Rata Share (as defined under clause (c) of such definition) of the Term Loan B Commitments aggregate at least 51%, and (y) on and after the Fourth Amendment Effective Date, the Term Loan B Lenders whose Pro Rata Share (as defined under clause
         (c) of such definition) of the Term Loan B Commitments aggregate at least 51%."

                  (i) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Supermajority Consent" in its entirety as follows:

         "'Supermajority Consent' means (x) prior to the Fourth Amendment
           ---------------------
         Effective Date, the consent of each of (i) the Revolving Loan Lenders whose Pro Rata Shares (as defined under clause (a) of such definition) of the Revolving Credit Commitments aggregate at least 66.667%, (ii) the Term Loan A Lenders whose Pro Rata Share (as defined under clause (b) of such definition) of the Term Loan A Commitments aggregate at least 66.667% and (iii) the Term Loan B Lenders whose Pro Rata Share (as defined under clause (c) of such definition) of the Term Loan B Commitments aggregate at least 66.667%, and (y) on and after the Fourth Amendment Effective Date, the consent of each of (i) the Revolving Loan Lenders whose Pro Rata Shares (as defined under clause (a) of such definition) of the Revolving Credit Commitments aggregate at least 66.667%, and (ii) the Term Loan B Lenders whose Pro Rata Share (as defined under clause (c) of such definition) of the Term Loan B Commitments aggregate at least 66.667%."

                  (j) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Term Loan A" in its entirety as follows:

         "'Term Loan A' means, collectively, the loans made by the Term Loan
           -----------
         A Lenders to the Borrowers pursuant to Section 2.01(a)(ii) prior to
                                                -------------------
         the Fourth Amendment Effective Date, which loans were converted in their entirety to Converted Term Loan B Loans on the Fourth Amendment Effective Date pursuant to Section 2.01(a)(ii) on such
                                              -------------------
         date."

                  (k) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Term Loan B" in its entirety as follows:

         "Term Loan B" means, collectively, the loans made by the Term Loan
          -----------
         B Lenders to the Borrowers on the Facility Effective Date and the Fourth Amendment Effective Date pursuant to Section 2.01(a)(iii)
                                                     --------------------
         and shall include in all events, each Original Term Loan B, each Converted Term Loan B and each New Term Loan B."

                  (l) Section 1.01 of the Financing Agreement is hereby amended by amending and restating the definition of "Term Loan B Commitment" in its entirety as follows:

         "'Term Loan B Commitment' means with respect to each Term Loan B
           ----------------------
         Lender, the commitment of such Lender to make a Term Loan B to the Borrowers (or, in the case of a Converted Term Loan B Lender, to convert its Term Loan A Loans to Term Loan B Loans pursuant to
         Section 2.01(a)(ii)) in the amounts and on the dates set forth
         -------------------
         opposite such Lender's name in Schedule 1.01(A), as such amount may
                                        ----------------
         be terminated or reduced from time to time in accordance with the terms of this Agreement."

                  (m) Section 1.01 of the Financing Agreement is hereby amended by adding the following text immediately prior to the period at the end of the definition of "Termination Event": " and that no Termination Event shall be deemed to have occurred with respect to the Solutia Inc. Employees' Pension Plan as a result of an application for a minimum funding waiver under Section 412(d) of the Code or Section 303 of ERISA or as a result of any failure to make required contributions for which a funding waiver has been applied for and not denied".

                  (n) Section 1.01 of the Financing Agreement is hereby amended by inserting the following definitions in the proper alphabetical position:

         "'China Expansion' means the construction of a SAFLEX(R) PVB
           ---------------
         interlayer plant in Suzhou, China."

         "'Converted Term Loan B' means, collectively, the loans originally
           ---------------------
         made to the Borrowers as Term Loan A Loans under this Agreement pursuant to Section 2.01(a)(ii) and converted to Term Loan B Loans
                     -------------------
         hereunder on the Fourth Amendment Effective Date pursuant to the terms of the Fourth Amendment and such Section 2.01(a)(ii)."
                                                -------------------

         "'Converted Term Loan B Lenders' means, collectively, each of the
           -----------------------------
         Term Loan B Lenders that held all or any portion of the unpaid principal amount of the Term Loan A on the Fourth Amendment Effective Date."

         "'Fourth Amendment' means that certain Fourth Amendment to
           ----------------
         Financing Agreement, dated as of March 17, 2006, by and among the Borrowers, the Guarantors party thereto, the Lenders and Issuers party thereto, and the Agents, as amended, supplemented, or otherwise modified from time to time."

         "'Fourth Amendment Effective Date' means the date upon which the
           -------------------------------
         Fourth Amendment becomes effective pursuant to Section 4.01 thereof."

         "'Maryville Property' means Parent's principal headquarters located
           ------------------
         at 575 Maryville Centre Drive, St. Louis, Missouri, including both the land and the building thereon."

         "'Maryville Restructuring' means the restructuring of the financing
           -----------------------
         arrangement entered into by and between Solutia and United Missouri Bank & Trust, N.A. on August 26, 1999 to finance the acquisition and construction of the Maryville Property."

         "'New Term Loan B' means, collectively, the loans made by certain
           ---------------
         of the Term Loan B Lenders to the Borrowers on the Fourth Amendment Effective Date pursuant to Section 2.01(a)(iii)."
                                    --------------------

         "'New Term Loan B Lenders' means, collectively, each of the Term
           -----------------------
         Loan B Lenders which had a Term Loan B Commitment to make a New Term Loan B on the Fourth Amendment Effective Date."

         "'Original Term Loan B' means, collectively, the loans made by
           --------------------
         certain of the Term Loan B Lenders to the Borrowers on the Facility Effective Date under this Agreement as originally executed on January 16, 2004 pursuant to Section 2.01(a)(iii)."
                                      --------------------

         "'Original Term Loan B Lenders' means, collectively and as the
           ----------------------------
         context requires, each of the Term Loan B Lenders which had a Term Loan B Commitment to make an Original Term Loan B (or a Term Loan B Lender that held all or any portion of the unpaid principal amount of the Original Term Loan B on the Fourth Amendment Effective
         Date)."

         "'Supplemental Bankruptcy Court Orders' means the collective
           ------------------------------------
         reference to the orders of the Bankruptcy Court entered on (i) July 20, 2004 approving the Second Amendment (as defined in the Fourth Amendment), (ii) on July 25, 2005 approving the Third Amendment (as defined in the Fourth Amendment) and (ii) March 14, 2006 approving the Fourth Amendment.

                  Section 2.02 Amendments to Section 2.01 of the Financing
                               -------------------------------------------
         Agreement.
         ---------

                  (a) Section 2.01(a) of the Financing Agreement is hereby amended by inserting the following text at the end of clause (ii) thereof:

         "; provided, that, effective immediately upon the Fourth Amendment
            --------
         Effective Date and notwithstanding anything in this Agreement to the contrary, (A) the Term Loan A Commitment of each Term Loan A Lender shall automatically and permanently be reduced to zero, and
         (B) all Term Loan A Loans outstanding at such time shall automatically be converted to Term Loan B Loans and shall be subject to, and be entitled to, all of the terms, conditions and benefits afforded to Term Loan B Loans hereunder (and, for avoidance of doubt, the outstanding principal amount of Term Loan A Loans shall be deemed to be zero for all purposes hereof) and each Term Loan A Lender shall automatically be and become a Converted Term Loan B Lender to the full extent of its holdings of the Converted Term Loan B Loans hereunder."

                  (b) Section 2.01(a) of the Financing Agreement is hereby further amended by amending and restating clause (iii) thereof in its entirety as follows:

         "(iii) (A) each Original Term Loan B Lender is the holder of Original Term Loan B Loans made to the Borrowers on the Facility Effective Date in an aggregate principal amount equal to the Term Loan B Commitment relating to the Original Term Loan B Loans set forth opposite such Lender's name in Schedule 1.01(A), and (B) each
                                              ----------------
         New Term Loan B Lender severally agrees to make a New Term Loan B to the Borrowers on the Fourth Amendment Effective Date in an aggregate principal amount not to exceed the amount of such Lender's Term Loan B Commitment as of such date relating to the
         New Term Loan B Loans set forth opposite such Lender's name in
         Schedule 1.01(A)."
         ----------------

                  (c) Section 2.01(b) of the Financing Agreement is hereby amended by amending and restating clause (iii) thereof in its entirety as follows:

         "(iii) (A) the aggregate principal amount of the Original Term Loan B made on the Facility Effective Date shall not exceed the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Original Term Loan B Loans, and (B) the aggregate principal amount of the New Term Loan B made on the Fourth Amendment Effective Date shall not exceed the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the New Term Loan B Loans;".

                  Section 2.03 Amendments to Section 2.02 of the Financing
                               -------------------------------------------
         Agreement.
         ---------

                  (a) Section 2.02(a) of the Financing Agreement is hereby amended by amending and restating clause (i) of the third sentence thereof as follows: "(i) the principal amount of the proposed Loan, which, in the case of the Original Term Loan B, shall fully utilize the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Original Term
                         ----------------
Loans on the Facility Effective Date, and which, in the case of the New Term Loan B, shall fully utilize the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the New Term Loan B Loans on
              ----------------
the Fourth Amendment Effective Date,".

                  (b) Section 2.02(a) of the Financing Agreement is hereby further amended by amending and restating clause (iii) of the third sentence thereof as follows: "the proposed borrowing date, which must be a Business Day, with respect to the Revolving Loans, must be on or after the Facility Effective Date, in the case of the Original Term Loan B, must be the Facility Effective Date, and in the case of the New Term Loan B, must be the Fourth Amendment Effective Date,".

                  Section 2.04 Amendments to Section 2.03 of the Financing
                               -------------------------------------------
         Agreement. Section 2.03(a) of the Financing Agreement is amended by
         ---------
         amending and restating clause (i) thereof in its entirety as follows:
         "[intentionally omitted]."

                  Section 2.05 Amendments to Section 2.04 of the Financing
                               -------------------------------------------
         Agreement. Section 2.04(a)(ii) of the Financing Agreement is hereby
         ---------
         amended by deleting the text "4.25%" contained therein and inserting in lieu thereof the text "3.50%".

                  Section 2.06 Amendments to Section 2.05 of the Financing
                               -------------------------------------------
         Agreement.
         ---------

                  (a) Section 2.05(a)(i)(B) of the Financing Agreement is hereby amended and restated in its entirety as follows:


         "(B)(1) the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Original Term Loan B Loans shall terminate on the Facility Effective Date, and (2) the Total Term Loan B Commitment identified on Schedule 1.01(A) as relating to the Converted Term Loan B Loans or the New Term Loan B Loans shall terminate on the Fourth Amendment Effective Date."

                  (b) Section 2.05(a)(iv) of the Financing Agreement is amended by amending and restating such clause in its entirety as follows:
"[intentionally omitted]."

                  (c) Section 2.05(c)(iii) of the Financing Agreement is hereby amended by deleting the figure "$10,000,000" in the first place such figure appears therein and inserting in lieu thereof the figure
"$20,000,000".

                  (d) Section 2.05(c)(iv) of the Financing Agreement is hereby amended by deleting the phrase "Section 2.05(c)(vii)(B)" contained
                                       -----------------------
therein and inserting in lieu thereof the phrase "Sections 2.05(c)(vii)(B)
                                                  ------------------------
and (C)".
    ---

                  (e) Section 2.05(c)(vii) of the Financing Agreement is hereby amended by deleting the figure "$17,500,000" in each place such figure appears in clause (B) thereof and inserting in lieu thereof the figure "$30,000,000".

                  (f) Section 2.05(c)(vii) of the Financing Agreement is hereby further amended by inserting at the end of clause (B) thereof the following text:

         "; and (C) the Borrowers shall not be required to make a prepayment under clause (iv) of this Section 2.05(c) in connection with the
               -----------         ---------------
         lesser of (i) $25,000,000 in the aggregate (for each of (A) and (B) below), and

         (ii) 50% individually (for each of (A) and (B) below), of (A) any Extraordinary Receipts received with respect to Item 1 on
         Schedule 2.05 and (B) any Extraordinary Receipts received with respect to Item 2 on Schedule 2.05.

                  (g) Section 2.05(d)(i) of the Financing Agreement is hereby amended by inserting the words "of a Loan Party" immediately following the word "Inventory" in each place it appears in such Section.

                  (h) Section 2.05(d)(ii) of the Financing Agreement is hereby amended by amending and restating clause (B) thereof in its entirety as follows: "(B) the remaining proceeds shall be applied first, to the Term Loan B until paid in full, and second, to the Revolving Loans until paid in full".

                  (i) Section 2.05(d)(iii) of the Financing Agreement is hereby amended by amending and restating such clause in its entirety as follows:

         "(iii) the proceeds from any prepayment event set forth in clause
         (iii) of Section 2.05(c) (other than with respect to Dispositions
                  ---------------
         described in clauses (i) or (ii) of this Section 2.05(d)), clause
                                                  ---------------
         (iv) of Section 2.05(c) (other than proceeds from any insurance
                 ---------------
         policy or condemnation award with respect to Inventory of a Loan Party) or clause (v) of Section 2.05(c) shall be applied first, to
                                 ---------------
         the Term Loan B until paid in full, and, second, to the Revolving Loans until paid in full."

                  Section 2.07 Amendments to Section 5.04 of the Financing
                               -------------------------------------------
         Agreement. Section 5.04(c) of the Financing Agreement is hereby
         ---------
         amended by deleting the text "the Term Loan A or" each time it appears in such Section.

                  Section 2.08 Amendments to Section 7.01 of the Financing
                               -------------------------------------------
         Agreement.
         ---------

                  (a) Section 7.01(i) of the Financing Agreement is hereby amended and restated in its entirety as follows:


         "(i) ERISA. Except as set forth on Schedule 7.01(i), (i) each
              -----                         ----------------
         Employee Plan is in compliance in all material respects with ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred on or prior to the Facility Effective Date nor is reasonably expected to result in a Material Adverse Effect after the Facility Effective Date with respect to any Employee Plan,
         (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Administrative Agent and the Collateral Agent, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Administrative Agent and the Collateral Agent, (v) no Employee Plan had an accumulated or waived funding deficiency or permitted decrease which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months. Except as set forth on
         Schedule 7.01(i), no Loan Party or any of its ERISA Affiliates has
         ----------------
         incurred any withdrawal liability in excess of $1,000,000 under ERISA with respect to any Multiemployer Plan, or is aware of any facts indicating that it or any of its ERISA Affiliates may in the future incur any such withdrawal liability. No Loan Party or any of its ERISA Affiliates or any fiduciary of any Employee Plan has (A) engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code, (B) failed to pay any required installment or other payment required under
         Section 412 of the Internal Revenue Code on or before the due date for such required installment or payment (other than the failure to make any contribution for which a minimum funding waiver has been applied for and not denied) (C) engaged in a transaction within the meaning of Section 4069 of ERISA or (D) incurred any liability to the PBGC which remains outstanding other than the payment of premiums or the provision of security pursuant to a minimum funding waiver and there are no premium payments which have become due which are unpaid. Except as set forth on Schedule 7.01(i), there
                                                  ----------------
         are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (x) any Employee Plan or its assets, (y) any fiduciary with respect to any Employee Plan, or (z) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan, except for claims, actions, proceedings or lawsuits asserted or instituted which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 7.01(i) and except as required by Section 4980B
                  ----------------
         of the Internal Revenue Code, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment."

                  (b) Section 7.01(bb) of the Financing Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

         "There is no location at which any Loan Party has any Collateral (except for Inventory in transit) with an aggregate Book Value in excess of $500,000 other than (i) those locations listed on
         Schedule 7.01(bb), (ii)
         any other locations identified in writing by the Administrative Borrower to the Collateral Agent (and, with respect to Inventory, the Administrative Agent) from time to time, and (iii) those locations set forth on audit reports prepared by or delivered to the Collateral Agent or the Administrative Agent in connection with audits of the Borrowers conducted pursuant to or in connection with the Loan Documents from time to time."

                  (c) Section 7.01(dd) of the Financing Agreement is hereby amended by inserting the text "and each of the Supplemental Bankruptcy Court Orders" immediately following the text "Bankruptcy Court Order" in such Section.

                  Section 2.09 Amendments to Section 8.02 of the Financing
                               -------------------------------------------
         Agreement.
         ---------

                  (a) Section 8.02(a) of the Financing Agreement is hereby amended by inserting the following text at the end of such Section: ", and Liens described in clause (p) of the definition of Permitted Liens".

                  (b) Section 8.02(c) of the Financing Agreement is hereby amended by deleting the text "(or agree to do any of the foregoing)" in each place such text appears in such Section and inserting in lieu thereof the text "(or agree to do any of the foregoing, except to the extent that the consummation of the Loan Parties' plan of reorganization is a condition to each Loan Party's obligations under any such agreement)".

                  (c) Section 8.02(c)(iv) of the Financing Agreement is hereby amended and restated in its entirety as follows:

         "any Subsidiary that is not a Significant Subsidiary (determined without regard to the consolidated earnings test contained in such definition) nor a Loan Party may wind-up its business and operations, liquidate or dissolve so long as (A) no other provision of this Agreement would be violated thereby, and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction;"

                  (d) Section 8.02(e) of the Financing Agreement is hereby amended by (i) deleting the text "and" appearing at the end of Section 8.02(e)(xv), (ii) replacing the ".", appearing the end of Section 8.02(e)(xvi) with the following text: "; and" and inserting the following text as a new Section 8.02(e)(xvii) and restated in its entirety as follows:

         "(xvii) loans by any Loan Party to any direct or indirect Foreign Subsidiary permitted under clause (n) of the definition of "Permitted Indebtedness" and other investments by any Loan Party in any direct or indirect Foreign Subsidiary in respect of the China Expansion in an aggregate amount outstanding at any time not exceeding $25,000,000, provided that such loans or equity
                                --------
         investments shall be subject to
         applicable approvals of the Bankruptcy Court; and provided,
                                                           --------
         further, that, after giving effect thereto, Availability shall be
         -------
         greater than or equal to $50,000,000;"

                  (e) Section 8.02(g) of the Financing Agreement is hereby amended by deleting the words "and $95,000,000 for the period commencing January 1, 2006, and ending upon the scheduled Final Maturity Date " appearing therein and inserting in lieu thereof the words "$130,000,000 in Fiscal Year 2006, and $45,000,000 for the period commencing January 1, 2007, and ending upon the scheduled Final Maturity Date."

                  (f) Section 8.02(m)(iii)(A) of the Financing Agreement is hereby amended and restated by inserting the following text: "and item 1 on
Part V" immediately following text: "Part II" appearing therein.

                  (g) Section 8.02(p) of the Financing Agreement is hereby amended by (i) adding the following text to the beginning of clause (iii) thereof "except pursuant to a settlement as entered into pursuant to Section 1114 of the Bankruptcy Code", and (ii) inserting the following text at the end of clause (v) thereof: "(other than the failure to make any contribution for which a minimum funding waiver has been applied for and not denied)".

                  (h) Section 8.02(s) of the Financing Agreement is hereby amended by inserting the following text as a new clause (v):


         "(v) Notwithstanding anything to the contrary in this Agreement, the Loan Parties shall be permitted to grant in favor of the PBGC of (i) a superpriority administrative expense claim pursuant to
         Section 364(c)(1) of the Bankruptcy Code (the "PBGC Superpriority
                                                        ------------------
         Claim") with priority over any and all administrative expenses of
         -----
         the kind specified in section 503(b) or 507(b) of the Bankruptcy Code with the exception of the superpriority administrative expense claims granted to the Lenders (as defined in the Supplemental Bankruptcy Court Orders) and to UST/Clerk Fees and the Carve-Out Expenses (the "Senior Superpriority Claims"), it being understood
                        ---------------------------
         that the Senior Superpriority Claims will be senior in all respects to the PBGC Superpriority Claim."

                  Section 2.10 Amendments to Section 8.03 of the Financing
                               -------------------------------------------
         Agreement.
         ---------

                  (a) Section 8.03(a) of the Financing Agreement is hereby amended by deleting the following text from the table appearing therein:

                   "March 31, 2006                        $132,000,000
                   April 30, 2006                         $133,000,000
                   May 31, 2006                           $134,000,000"

and inserting in lieu thereof the following text:

                   "March 31, 2006                        $120,800,000
                   April 30, 2006                         $124,300,000
                   May 31, 2006                           $127,000,000
                   June 30, 2006                          $125,400,000
                   July 31, 2006                          $124,400,000
                   August 31, 2006                        $134,700,000
                   September 30, 2006                     $135,800,000
                   October 31, 2006                       $148,900,000
                   November 30, 2006                      $151,900,000
                   December 31, 2006                      $157,500,000
                   January 31, 2007                       $153,000,000
                   February 28, 2007                      $151,100,000"

                  (b) Section 8.03(a) of the of the Financing Agreement is hereby further amended by inserting the following text at the end of such
Section:

         "In calculating the Consolidated EBITDA for purposes of this
         Section 8.03(a) (but not for purposes of Schedule 8.03 or for any
         ---------------
         other purpose), the results of the business described in Item 3 on
         Part II of Schedule 8.02(c)(i) shall be disregarded."

                  Section 2.11 Amendments to Section 10.01 of the Financing
                               --------------------------------------------
         Agreement.
         ---------

                  (a) Sections 10.01(i), (l) and (o) of the Financing Agreement is hereby amended by inserting the phrase "or any Supplemental Bankruptcy Court Order" immediately following the phrase "Bankruptcy Court Order" in each place it appears in such Section.

                  (b) Section 10.01 of the Financing Agreement is hereby further amended by inserting the following text at the end of clause (cc) of such Section: ", or any agreement, instrument or other document evidencing or otherwise related to any indebtedness incurred to refinance any portion thereof."

                  Section 2.12 Amendments to Schedule 1.01(A) of the
                               -------------------------------------
         Financing Agreement. Schedule 1.01(A) of the Financing Agreement is
         -------------------
         hereby amended as set forth in Exhibit A hereto.
                                        ---------

                  Section 2.13 Amendments to Schedule 7.01(i) of the
                               -------------------------------------
         Financing Agreement. Schedule 7.01(i) of the Financing Agreement is
         -------------------
         hereby amended as set forth in Exhibit B hereto.
                                        ---------

                  Section 2.14 Amendments to Schedule 8.02(c)(i) of the
                               ----------------------------------------
         Financing Agreement. Schedule 8.02(c)(i) of the Financing Agreement
         -------------------
         is hereby amended as set forth in Exhibit C hereto.
                                           ---------

                  Section 2.15 Amendments to Schedule 8.03 of the Financing
                               --------------------------------------------
         Agreement. Schedule 8.03 of the Financing Agreement is hereby
         ---------
         amended as set forth in Exhibit D hereto.
                                 ---------

                  Section 2.16 New Schedule 2.05 of the Financing Agreement.
                               --------------------------------------------
         The Schedules to the Financing Agreement are amended and restated to add the new Schedule 2.05 set forth on Exhibit E hereto.
                                                   ---------

                  Section 2.17 Limited Waiver with respect to Section
                               --------------------------------------
         7.01(i) of the Financing Agreement. The Lenders hereby waive any
         ----------------------------------
         Default or Event of Default arising under the Financing Agreement and any other Loan Document solely as a result of any representation or warranty contained in Section 7.01(i) of the Financing Agreement being incorrect in any material respect when made or deemed made prior to the Fourth Amendment Effective Date due to the existence of litigation, proceedings, claims or matters set forth on Exhibit F hereto. Such waiver does not constitute a
                      ---------
         waiver of any non-compliance with Section 7.01(i) of the Financing Agreement as amended hereby, any waiver of such Section after the Fourth Amendment Effective Date, any other provision of the Financing Agreement or any other Loan Document or a waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence thereof.

                  Section 2.18 Limited Waiver with respect to Section
                               --------------------------------------
         7.01(bb) of the Financing Agreement. The Lenders hereby waive any
         -----------------------------------
         Default or Event of Default arising under the Financing Agreement and any other Loan Document solely as a result of any representation or warranty contained in Section 7.01(bb) of the Financing Agreement being incorrect in any material respect when made or deemed made prior to the Fourth Amendment Effective Date due to (a) one or more Loan Parties having Collateral with an aggregate Book Value in excess of $500,000 at locations not listed on Schedule 7.01(bb) to the Financing Agreement and identified in writing to the Collateral Agent and the Administrative Agent in writing but not approved in writing by the Collateral Agent and the Administrative Agent, or (b) Schedule 7.01(bb) to the Financing Agreement not containing a true, correct and complete list, as of the Facility Effective Date, of the legal names and addresses of each warehouse at which Collateral of each Loan Party was stored. Such waiver does not constitute a waiver of any non-compliance with
         Section 7.01(bb) of the Financing Agreement as amended hereby, any waiver of such Section after the Fourth Amendment Effective Date, any other provision of the Financing Agreement or any other Loan Document or a waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence thereof.

                  Section 2.19 Limited Waiver with respect to Section
                               --------------------------------------
         8.01(l) of the Financing Agreement. The Lenders hereby waive any
         ----------------------------------
         Default or Event of Default arising under the Financing Agreement and any other Loan Document solely as a result of any failure by the Loan Parties to comply with the provisions of Section 8.01(l) of the Financing Agreement to the extent that the Loan Parties failed to give the Collateral Agent not less than ten (10) Business Days' prior written notice of any change in the location of any Collateral with a book value in excess of

         $2,000,000 prior to the Fourth Amendment Effective Date; provided,
                                                                  --------
         that the foregoing waiver shall only apply to the extent that the Loan Parties gave the Collateral Agent written notice of such change in location prior to the Fourth Amendment Effective Date. Such waiver does not constitute a waiver of Section 8.01(l) of the Financing Agreement for any other purpose or a waiver of any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.20 Limited Waiver of Section 8.02(c) of the
                               ----------------------------------------
         Financing Agreement. The Lenders hereby waive compliance by the
         -------------------
         Loan Parties with the provisions of Section 8.02(c) of the Financing Agreement to the extent that such Section would prohibit the sale of the assets identified on Exhibit G to this Amendment;
                                              ---------
         provided, that each of the foregoing sales shall be for at least
         --------
         fair market value and for cash and the Borrowers shall comply with
         Section 2.05(c) of the Financing Agreement in respect of each such asset sale and provided further that no such asset sale shall be permitted unless no Default or Event of Default shall have occurred and be continuing before and after giving effect to such transaction. Such waiver does not constitute a waiver of Section 8.02(c) of the Financing Agreement for any other purpose or a waiver of any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence therein.

                  Section 2.21 Consent to Release of Lien on Maryville
                               ---------------------------------------
         Property. The Lenders hereby consent to the release of the
         --------
         Collateral Agent's Liens on the Maryville Property effective contemporaneously with the closing of the Maryville Restructuring.

                                ARTICLE III

                    SECURITY AND ADMINISTRATIVE PRIORITY

                  Section 3.01 Reaffirmation of Grant of Lien and Security
                               -------------------------------------------
         Interest.
         --------

                  (a) As security for the full and timely payment and performance of all of the Obligations each of the Loan Parties after giving effect to this Amendment, each of the Loan Parties confirms and reaffirms its assignment, pledge and grant to the Collateral Agent, for the benefit of the Lenders, of the security interest in and to and Lien on all of the Collateral set forth in Section 4.01 of the Financing Agreement on the terms and subject to the provisions of the Loan Documents.

                  (b) Upon entry of the Supplemental Bankruptcy Court Order relating to this Amendment, the Liens and security interests in favor of the Collateral Agent referred to in Section 3.01(a) shall continue to be valid
                                ---------------
and perfected Liens and security interests in the Collateral, prior to all other Liens and security interests in the Collateral, other than for the Permitted Priority Liens.

                  Section 3.02 Administrative Priority. Subject to the
                               -----------------------
         Bankruptcy Court Order and the Supplemental Bankruptcy Court Orders, each of the Borrowers and Guarantors agrees for itself that the Obligations of such Person shall constitute allowed administrative expenses in the Chapter 11 Cases, having priority over all administrative expenses of and unsecured claims against such Person now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, all administrative expenses of the kind specified in, or arising or ordered under, Sections 105, 326, 328, 503(b), 506(c), 507(a),
         507(b), 546(c), 1113 and 1114 of the Bankruptcy Code, subject only to the prior payment of expenses to the extent set forth in clause "first" of the definition of the term "Agreed Administrative Expense Priorities".

                                 ARTICLE IV

                            CONDITIONS PRECEDENT

                  Section 4.01 Conditions to Effectiveness of this
                               -----------------------------------
         Amendment. This Amendment shall be effective as of the date hereof,
         ---------
         upon the satisfaction (or waiver) of the conditions precedent that:


                  (a) Bankruptcy Court Order. (i) The Administrative Agent,
                      ----------------------
the Collateral Agent and the Lenders shall have received a final, non-appealable order of the Bankruptcy Court approving this Amendment and the terms and conditions hereof, which order shall be in form and substance satisfactory to the Administrative Agent in its sole discretion and shall have been entered by the Bankruptcy Court, (ii) the Administrative Agent shall have received a true and complete copy of such order, and (iii) such order shall be in full force and effect and shall not have been reversed, modified, amended, stayed or vacated absent prior written consent of the Administrative Agent.

                  (b) Fees and Expenses. The Borrowers shall have paid all
                      -----------------
costs, fees and expenses referred to in Section 5.05 and the Fee Letter dated February 23, 2006 (the "Fourth Amendment Fee Letter"), to the extent
                              ---------------------------
due on or prior to the date hereof, and all costs and expenses (including, without limitation, legal fees and disbursements, filing fees, documentary, stamp and filing taxes (subject to Section 2.08 of the Financing Agreement)) of the Administrative Agent, the Collateral Agent and each Lender incurred in connection with this Amendment and the transactions, documents and agreements contemplated hereby.

                  (c) Representations and Warranties. As of the date hereof,
                      ------------------------------
both before (but after giving effect to the limited waivers set forth in Article II above) and after giving effect to this Amendment, all of the representations and warranties contained in the Financing Agreement and in each other Loan Document shall be true and correct in all material respects as though made on the date hereof, except to the extent such representation and warranty expressly relates to a specific prior date in which case such representation and warranty shall be true and correct in all material respects as of such date (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                  (d) No Default. As of the date hereof, both before and
                      ----------
after giving effect to this Amendment, no Default (other than Defaults that would, upon effectiveness of this Amendment, be waived pursuant to Article II above) shall have occurred and be continuing (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                  (e) Legality. The making of the Term Loan B Loans on the
                      --------
Fourth Amendment Effective Date as contemplated by this Amendment shall not contravene any law, rule or regulation applicable to any Agent or any Lender.

                  (f) Delivery of Documents. The Administrative Agent and
                      ---------------------
the Collateral Agent shall have received on or before the Fourth Amendment Effective Date (or in the case of clause (ii) below the Loan Parties shall have used their commercially reasonable efforts to cause such delivery) the following, each in form and substance reasonably satisfactory to each of the Administrative Agent and the Collateral Agent and, unless indicated otherwise, dated on or as of the Fourth Amendment Effective Date:

                  (i) executed counterparts of this Amendment, duly executed by each of the Lenders, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral
         Agent and the Issuer;

                  (ii) with respect to each Principal Property (including, without limitation, each Additional Principal Property, but excluding the Krummrich Property), (A) if such Principal Property is located in a state that assesses mortgage taxes, a notice of order of the Bankruptcy Court referenced in subsection (a) above (together with a certified copy of said order), in recordable form,
         (B) if such Principal Property is located in a state that does not assess mortgage taxes, an amendment to the Mortgage for such property, duly executed by the applicable Loan Party and in recordable form, (C) a modification endorsement to the title policy for such property and (D) a date-down endorsement to the title policy for such property (which date-down endorsement may be combined with the modification endorsement into a single endorsement) or, in cases where such endorsement cannot be obtained at a reasonable cost, an updated title search and/or a date-down letter from the title insurance company, in each case indicating no Liens other than Permitted Liens;

                  (iii) a copy of the resolutions of each Loan Party, certified as of the Fourth Amendment Effective Date by a Secretary or an Assistant Secretary thereof, authorizing (A) the borrowings and other transactions contemplated by the Financing Agreement as amended hereby and the other Loan Documents delivered in connection herewith to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                  (iv) a certificate of a Secretary or an Assistant Secretary of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

                  (v) to the extent required by the Collateral Agent, a certificate of the appropriate official(s) of the state or other applicable jurisdiction of organization of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states and certified as of a recent date not more than 30 days prior to the Fourth Amendment Effective Date, together, if requested by the Collateral Agent, with confirmation by telephone or telecopy (where available) on the Fourth Amendment Effective Date from such official(s) as to such matters;

                  (vi) a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Fourth Amendment Effective Date by a Secretary or an Assistant Secretary of such Loan Party;

                  (vii) an opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                  (viii) a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in clauses (c) and
                                                          -----------
         (d) of this Section 4.01;
         ---         ------------

                  (ix) a certificate of a Secretary or an Assistant Secretary of the Administrative Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowing and all other notices under the Financing Agreement and the other Loan Documents;

                  (x) the Loan Parties' draft 2005 audited financial statements;

                  (xi) a Notice of Borrowing in respect of the New Term Loan B Loan delivered at least three Business Days prior to the Fourth

         Amendment Effective Date and otherwise conforming to the requirements of Section 2.02 of the Financing Agreement; and

                  (xii) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Administrative Agent in form and substance, as the Administrative Agent may reasonably request.

                  (g) Priority. The Collateral Agent shall be satisfied that
                      --------
it has been granted, and after giving effect to this Amendment continues to hold, for the benefit of the Lenders, a perfected, first priority Lien on, and security interest in, all of the Collateral described in Section 4.01(a)(i) of the Financing Agreement, subject only to Permitted Priority Liens.

                  (h) Approvals. All consents, authorizations and approvals
                      ---------
of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans shall have been obtained and shall be in full force and effect.

                  Section 4.02 Post-Closing Deliveries. The Administrative
                               -----------------------
         Agent and the Collateral Agent shall have received on or before the date which is sixty (60) days following the Fourth Amendment Effective Date (or, in the case of any as such time period may be extended by the Administrative Agent) such amendments, confirmations or other agreements as the Administrative Agent or Collateral Agent may reasonably require with respect to (A) any Pledge Agreement to provide or confirm that the Liens granted thereunder secure all of the Obligations after giving effect to this Amendment or (B) any other Loan Document to continue the effectiveness thereof with respect to the Financing Agreement as amended hereby, each in form and substance reasonably satisfactory to each of the Administrative Agent and the Collateral Agent.

                                  ARTICLE V

                                MISCELLANEOUS

                  Section 5.01 Effect; Ratification. The amendments, waivers
                               --------------------
         and consents set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Financing Agreement or of any other instrument or agreement referred to herein or therein or (ii) prejudice any right or remedy which the Agents or any other party may now have or may have in the future under or in connection with the Financing
         Agreement as amended hereby or any other instrument or agreement referred to therein. This Amendment shall be construed in connection with and as part of the Financing Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreement, each other Loan Document and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  Section 5.02 Acknowledgement. Each of the Borrowers and
                               ---------------
         Guarantors hereby acknowledges and agrees that as of the Fourth Amendment Effective Date and immediately after giving effect to this Amendment, the making of the New Term Loan B Loans and the other transactions contemplated hereby the Borrowers and Guarantors are and continue to be indebted to the Lenders under the Financing Agreement (as amended hereby) in the principal amount of $703,500,000, which principal amount consists of $53,500,000 of outstanding Revolving Loans, $300,000,000 of outstanding Original Term Loan B Loans, $50,000,000 of outstanding Converted Term Loan B Loans and $300,000,000 of outstanding New Term Loan B Loans and remain liable for reimbursement obligations under Letters of Credit outstanding on the date hereof with an aggregate undrawn face amount equal to $93,729,949.

                  Section 5.03 Due Authorization; Authority; No Conflicts;
                               -------------------------------------------
         Enforceability. The execution, delivery and performance by each
         --------------
         Loan Party of this Amendment (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults, the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), or any order or decree of any court or Governmental Authority (including, without limitation, any order entered in the Chapter 11 Cases), (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its material properties, and (iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties. Other than the order referred to in Section
                                                                    -------
         4.01(a) hereof, no authorization or approval or other action by,
         -------
         and no notice to or filing with, any Governmental Authority, including the Bankruptcy Court, is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment. This Amendment, when delivered hereunder, is or will be, duly and validly executed and delivered by each of the Loan Parties which is a party hereto and each of this Amendment and the Financing Agreement as amended hereby constitutes the legal, valid and binding obligation of each of the Loan Parties which is a party hereto or thereto, enforceable in accordance with the terms hereof or thereof and subject to the entry of, and the terms of, the Bankruptcy Court order referred to in Section 4.01(a) hereof.
                                               ---------------

                  Section 5.04 No Novation. Neither this Amendment nor the
                               -----------
         replacement of the terms of the Financing Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Financing Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Financing Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Amendment, the Fourth Amendment Fee Letter and each document, instrument and agreement required to be delivered pursuant to Section 4.01(f)(ii)
                                                        -------------------
         hereof are Loan Documents executed pursuant to the Financing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  Section 5.05 Costs, Fees and Expenses. The Borrowers jointly
                               ------------------------
         and severally agree to reimburse the Agents and the Lenders upon demand in accordance with Section 13.04 of the Financing Agreement for all reasonable costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agents and the Lenders) incurred in connection with the preparation, execution, delivery and filing or recordation of this Amendment and other documents contemplated hereby.

                  Section 5.06 Counterparts. This Amendment may be executed
                               ------------
         in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or a .PDF by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  Section 5.07 Severability. Any provision of this Amendment
                               ------------
         which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 5.08 CHOICE OF LAW. THIS AMENDMENT SHALL BE
                               -------------
         GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

                  Section 5.09 No Party Deemed Drafter. Each of the parties
                               -----------------------
         hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

                  Section 5.10 Ratification of Guaranty. Each Guarantor
                               ------------------------
         hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

                          (Signature Page Follows)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           BORROWERS:
                           ---------

                           SOLUTIA INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                              --------------------------------------------
                              Name:  James A. Tichenor
                              Title: Assistant Treasurer


                           SOLUTIA BUSINESS ENTERPRISES, INC., as
                           a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           GUARANTORS:
                           ----------

                           AXIO RESEARCH CORPORATION, as a debtor
                           and a debtor-in-possession


                           By: /s/ James A. Tichenor
                              --------------------------------------------
                              Name:  James A. Tichenor
                              Title: Vice President & Treasurer

                           BEAMER ROAD MANAGEMENT COMPANY, as a
                           debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name: James A. Tichenor
                               Title: Vice President & Treasurer


                           CPFILMS INC., as a debtor and a debtor-
                           in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Assistant Treasurer


                           MONCHEM, INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           MONCHEM INTERNATIONAL, INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                              --------------------------------------------
                              Name:  James A. Tichenor
                              Title: Vice President & Treasurer


                           SOLUTIA GREATER CHINA, INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                              --------------------------------------------
                              Name:  James A. Tichenor
                              Title: Vice President & Treasurer

                           SOLUTIA INTER-AMERICA, INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           SOLUTIA INTERNATIONAL HOLDING, LLC, as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           SOLUTIA INVESTMENTS, LLC, as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           SOLUTIA MANAGEMENT COMPANY, INC., as a debtor and a debtor-in-possession
\

                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           SOLUTIA OVERSEAS, INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                                ------------------------------------------
                                Name:  James A. Tichenor
                                Title: Vice President & Treasurer

                           SOLUTIA SYSTEMS, INC., as a debtor and a debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer


                           SOLUTIA TAIWAN, INC., as a debtor and a
                           debtor-in-possession


                           By: /s/ James A. Tichenor
                               -------------------------------------------
                               Name:  James A. Tichenor
                               Title: Vice President & Treasurer

                           ADMINISTRATIVE AGENT, COLLATERAL AGENT,
                           ---------------------------------------
                           CO-DOCUMENTATION AGENT AND A LENDER:
                           -----------------------------------


                           CITICORP USA, INC., for itself as the
                           Administrative Agent, the Collateral Agent, a Co-Documentation Agent and a Lender


                           By: /s/ David Jaffee
                               -------------------------------------------
                               Name:  David Jaffee
                               Title: Director/Vice President

                           CO-DOCUMENTATION AGENT AND A LENDER:
                           -----------------------------------

                           WELLS FARGO FOOTHILL, LLC, for itself as a Co-Documentation Agent and a Lender


                           By: /s/ Yelena Kravchuk
                              --------------------------------------------
                              Name:  Yelena Kravchuk
                              Title: AVP

                           ISSUER:
                           ------

                           CITIBANK, N.A., as an Issuer and a Lender


                           By: /s/ David Jaffee
                               -------------------------------------------
                               Name:  David Jaffee
                               Title: Director/Vice President

                           LENDER:
                           ------

                           Citigroup Financial Products Inc.,
                           ----------------------------------
                           as a Lender


                           By: /s/ Gregory W. Frenzel
                              --------------------------------------------
                              Name:  Gregory W. Frenzel
                              Title: Managing Director

                           LENDER:
                           -------

                           Baverische Hypo- und Vereinsbank AG,
                           ------------------------------------
                           New York Branch
                           ---------------
                           as a Lender


                           By: /s/ Miriam Trautmann
                               -------------------------------------------
                               Name:  Miriam Trautmann
                               Title: Associate Director




                           By: /s/ Salvatore Esposito
                               -------------------------------------------
                               Name:  Salvatore Esposito
                               Title: Managing Director

                           LENDER:
                           -------

                           UBS AG, Stemford Branch
                           ------------------------------------
                           as a Lender


                           By: /s/ Anthony N. Joseph
                               -------------------------------------------
                               Name:  Anthony N. Joseph
                               Title: Director
                                      Banking Products Services, US




                           By: /s/ Toba Lumbantobing
                               -------------------------------------------
                               Name:  Toba Lumbantobing
                               Title: Associate Director
                                      Banking Products Services, US

                           LENDER:
                           -------

                           GREYWOLF LOAN PARTICIPATION LLC,
                           as a Lender
                           By: Greywolf Capital Management LP,
                               its manager


                           By: /s/ William Troy
                               -------------------------------------------
                               Name:  William Troy
                               Title: Partner

                           VELOCITY CLO, LTD.
                           By: TCW Advisors, Inc.,
                               its Collateral Manager


                           By: /s/ G. Wayne Hosang
                               -------------------------------------------
                               Name:  G. WAYNE HOSANG
                               Title: VICE PRESIDENT


                           By: /s/ Jonathan R. Insull
                               -------------------------------------------
                               Name:  JONATHAN R. INSULL
                               Title: MANAGING DIRECTOR

                           CELEBRITY CLO, LIMITED
                           By: TCW Advisors, Inc.,
                           as Agent


                           By: /s/ G. Wayne Hosang
                               -------------------------------------------
                               Name:  G. WAYNE HOSANG
                               Title: VICE PRESIDENT


                           By: /s/ Jonathan R. Insull
                               -------------------------------------------
                               Name:  JONATHAN R. INSULL
                               Title: MANAGING DIRECTOR

                           DARIEN LOAN FUNDING COMPANY
                           By: TCW Advisors as its Interim
                           Interim Collateral Manager


                           By: /s/ G. Wayne Hosang
                               -------------------------------------------
                               Name:  G. WAYNE HOSANG
                               Title: VICE PRESIDENT


                           By: /s/ Jonathan R. Insull
                               -------------------------------------------
                               Name:  JONATHAN R. INSULL
                               Title: MANAGING DIRECTOR

                           LOAN FUNDING I LLC,
                               a wholly owned subsidiary of Citibank, N.A.
                                 By: TCW Advisors, Inc.,
                               as Portfolio Manager of Loan Funding I LLC


                           By: /s/ G. Wayne Hosang
                               -------------------------------------------
                               Name:  G. WAYNE HOSANG
                               Title: VICE PRESIDENT


                           By: /s/ Jonathan R. Insull
                               -------------------------------------------
                               Name:  JONATHAN R. INSULL
                               Title: MANAGING DIRECTOR

                           TCW Senior Secured Loan Fund, LP
                             By: TCW Advisors, Inc., as its Investment
                             Advisor


                           By: /s/ G. Wayne Hosang
                               -------------------------------------------
                               Name:  G. WAYNE HOSANG
                               Title: VICE PRESIDENT


                           By: /s/ Jonathan R. Insull
                               -------------------------------------------
                               Name:  JONATHAN R. INSULL
                               Title: MANAGING DIRECTOR

                           TCW SELECT LOAN FUND, LIMITED
                             By: TCW Advisors, Inc., as its
                             Collateral Manager


                           By: /s/ G. Wayne Hosang
                               -------------------------------------------
                               Name:  G. WAYNE HOSANG
                               Title: VICE PRESIDENT


                           By: /s/ Jonathan R. Insull
                               -------------------------------------------
                               Name:  JONATHAN R. INSULL
                               Title: MANAGING DIRECTOR

                           LENDER:
                           -------

                           CDL Loan Funding LLC
                           ------------------------------------
                           as a Lender


                           By: /s/ Jason Trala
                               -------------------------------------------
                               Name:  JASON TRALA
                               Title: Attorney-in-Fact

                           LENDER:
                           -------

                           Citibank N.A.
                           ------------------------------------
                           as a Lender


                           By: /s/ Jason Trala
                               -------------------------------------------
                               Name:  JASON TRALA
                               Title: Attorney-in-Fact

                           LENDER:
                           -------

                           Satellite Senior Income Fund, LLC

                           By: Satellite Asset Management L.P.
                           Its Manager



                           By: /s/ Simon Raykher
                               -------------------------------------------
                               Name:  Simon Raykher
                               Title: General Counsel

                           LENDER:
                           -------

                           Satellite Senior Income Fund II, LLC

                           By: Satellite Asset Management L.P.
                           Its Manager



                           By: /s/ Simon Raykher
                               -------------------------------------------
                               Name:  Simon Raykher
                               Title: General Counsel

                           LENDER:
                           -------


                           Highland Legacy Limited
                           By: Highland Capital Management, L.P.,
                           As Collateral Manager
                           By: Strand Advisors, Inc., Its General Partner as a Lender



                           By: /s/ Chad Schramek
                               -------------------------------------------
                               Name:  Chad Schramek
                               Title: Assistant Treasurer
                                      Strand Advisors, Inc., General Partner of
                                      Highland Capital Management, L.P.

                           LENDER:
                           -------


                           Restoration Funding CLO, LTD
                           By: Highland Capital Management, L.P.,
                           As Collateral Manager
                           By: Strand Advisors, Inc., Its General Partner as a Lender



                           By: /s/ Chad Schramek
                               -------------------------------------------
                               Name:  Chad Schramek
                               Title: Assistant Treasurer
                                      Strand Advisors, Inc., General Partner of
                                      Highland Capital Management, L.P.

                           LENDER:
                           -------


                           Highland Loan Funding V Ltd.
                           By: Highland Capital Management, L.P.,
                           As Collateral Manager
                           By: Strand Advisors, Inc., Its General Partner as a Lender



                           By: /s/ Chad Schramek
                               -------------------------------------------
                               Name:  Chad Schramek
                               Title: Assistant Treasurer
                                      Strand Advisors, Inc., General Partner of
                                      Highland Capital Management, L.P.

                           LENDER:
                           -------


                           Pam Capital Funding L.P.
                           By: Highland Capital Management, L.P.,
                           As Collateral Manager
                           By: Strand Advisors, Inc., Its General Partner as a Lender



                           By: /s/ Chad Schramek
                               -------------------------------------------
                               Name:  Chad Schramek
                               Title: Assistant Treasurer
                                      Strand Advisors, Inc., General Partner of
                                      Highland Capital Management, L.P.

                           ROCKVIEW



                           LENDER:
                           ------


                           ROCKVIEW TRADING, LTD
                           -----------------------------------------------
                           as a Lender




                           By: /s/ David Muschel
                               -------------------------------------------
                               Name:  DAVID MUSCHEL
                               Title: MANAGER

                           GUGGENHEIM



                           LENDER:
                           ------


                           GPC XLI, LLC
                           -----------------------------------------------
                           as a Lender




                           By: /s/ David Muschel
                               -------------------------------------------
                               Name:  DAVID MUSCHEL
                               Title: MANAGER

                           LENDER:
                           -------


                           WatchTower CLO IPLC
                           By: Citadel Limited Partnership, Collateral Manager
                           By: Citadel Investment Group, L.L.C.,
                           Its General Partner
                           as a Lender



                           By: /s/ Erica L. Tarpey
                               -------------------------------------------
                               Name:  ERICA L. TARPEY
                               Title: Authorized Signatory

                           LENDER:
                           -------


                           Oppenheimer Senior Floating Rate Fund,
                           as a Lender



                           By: /s/ Lisa Chaffee
                               -------------------------------------------
                               Name:  LISA CHAFFEE
                               Title: AVP

                           LENDER:
                           -------


                           Quattro Fund, Ltd.,
                           -------------------
                           as a Lender



                           By: /s/ Andrew Kaplan
                               -------------------------------------------
                               Name:  Andrew Kaplan
                               Title: Principal

                           LENDER:
                           -------


                           Quattro Distressed Opportunities Fund, L.P.,
                           --------------------------------------------
                           as a Lender



                           By: /s/ Andrew Kaplan
                               -------------------------------------------
                               Name:  Andrew Kaplan
                               Title: Principal

                           LENDER:
                           -------


                           Quattro Multi-Strategy Fund, Ltd.,
                           ---------------------------------
                           as a Lender



                           By: /s/ Andrew Kaplan
                               -------------------------------------------
                               Name:  Andrew Kaplan
                               Title: Principal

                           LENDER:
                           -------


                           LOAN FUNDING XIII for itself or as agent for Corporate Funding XIII, as a Lender



                           By: /s/ Aaron A. Meyer
                               -------------------------------------------
                               Name:  Aaron A. Meyer
                               Title: Principal
                                      Silvermine Capital Management, LLC
                                      263 Treaser Blvd.
                                      10th Floor
                                      Stamford, CT 06901
                                      (T) 203 399-3020
                                      (F) 203 399-3002

                           LENDER:
                           -------


                           DKR Wolf Point Holding Fund Ltd,
                           -------------------------------
                           as a Lender



                           By: /s/ Barbara Burger
                               -------------------------------------------
                               Name:  Barbara Burger
                               Title: Director

                           LENDER:
                           -------


                           SMBC DIP Limited
                           -----------------------------------------------
                           as a Lender



                           By: /s/ Susumu Ogawa
                               -------------------------------------------
                               Name:  Susumu Ogawa
                               Title: Director

                           LENDER:
                           -------



                           Highland Credit ops CDO Ltd,
                           -----------------------------------------------
                           as a Lender



                           By: /s/ Darrin Britt
                               -------------------------------------------
                               Name:  Darrin Britt
                               Title: Attorney-in-Fact

                           LENDER:
                           -------



                           Foothill Income Trust II, L.P.,
                           -----------------------------------------------
                           as a Lender

                           by FIT II GP, LLC, Its Gen Partner



                           By: /s/ Sean Dixon
                               -------------------------------------------
                               Name:  SEAN DIXON
                               Title: MANAGING MEMBER